Exhibit 10.5




                         NEW YORK STATE ENERGY RESEARCH
                            AND DEVELOPMENT AUTHORITY



                                       and



                         THE BROOKLYN UNION GAS COMPANY
                     d/b/a KEYSPAN ENERGY DELIVERY NEW YORK



                         ------------------------------

                             PARTICIPATION AGREEMENT
                         ------------------------------


                          Dated as of November 1, 2005





                                 - relating to -
                    $55,000,000 Gas Facilities Revenue Bonds
(The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York Project),
                                  2005 Series B





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

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

                                    ARTICLE I

       DEFINITIONS; EFFECTIVE DATE AND DURATION OF PARTICIPATION AGREEMENT
Section 1.01.     Definitions.....................................................................................2
Section 1.02.     Effective Date of Participation Agreement; Duration of Participation Agreement..................2

                                   ARTICLE II

                                 REPRESENTATIONS

Section 2.01.     Representations by the Authority................................................................2
Section 2.02.     Representations by the Company..................................................................3

                                   ARTICLE III

                         THE PROJECT; ISSUANCE OF BONDS

Section 3.01.     Construction of the Project.....................................................................4
Section 3.02.     Sale of Bonds and Deposit of Proceeds; Additional Bonds; Liability under
                  Bonds...........................................................................................4
Section 3.03.     [Reserved]......................................................................................5
Section 3.04.     Investment of Moneys in Funds under the Indenture...............................................5

                                   ARTICLE IV

                       CORPORATION OBLIGATION AND PAYMENTS

Section 4.01.     Execution and Delivery of Company Obligation to Trustee.........................................5
Section 4.02.     Prepayment to Redeem Bonds......................................................................6
Section 4.03.     Obligation for Payment Absolute; Deficiencies...................................................6
Section 4.04.     Administration Fees; Expenses, etc..............................................................7
Section 4.05.     Compensation of Trustee and Registrar and Paying Agent, Auction Agent
                  and Remarketing Agent...........................................................................7
Section 4.06.     Project Not Security for Bonds..................................................................8
Section 4.07.     Payment of Taxes and Assessments; No Liens or Charges...........................................8
Section 4.08.     Indemnification of Authority and Trustee........................................................8
Section 4.09.     Company to Pay Attorneys' Fees and Disbursements................................................9
Section 4.10.     No Abatement of Administration Fees and Other Charges...........................................9
Section 4.11.     Prepayment of Company Obligation................................................................9
Section 4.12.     Payment to Registrar and Paying Agent...........................................................9
Section 4.13.     Agreements of the Company Relating to Support Facilities........................................9


                                       i

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Section 4.14.     Company Liable to Owners of Bonds in the Case of Certain Events of
                  Taxability....................................................................................10

                                    ARTICLE V

                                SPECIAL COVENANTS

Section 5.01.     No Warranty as to Suitability of Project.......................................................10
Section 5.02.     Authority's Rights to Inspect Project and Plans and Specifications.............................10
Section 5.03.     Company Consent to Amendment of Indenture......................................................11
Section 5.04.     Tax Covenant...................................................................................11
Section 5.05.     Company Agrees to Perform Obligations Imposed by Indenture.....................................11
Section 5.06.     Certificates as to Defaults....................................................................11
Section 5.07.     Compliance with Laws...........................................................................11
Section 5.08.     Maintenance of Office or Agency................................................................12
Section 5.09.     Performance of and Compliance with Other Covenants.............................................12
Section 5.10.     Consolidation, Merger or Sale of Assets........................................................12
Section 5.11.     Financial Statements of Company................................................................13
Section 5.12.     Recording and Filing...........................................................................13
Section 5.13.     Ratings........................................................................................13
Section 5.14.     Notices........................................................................................13
Section 5.15.     Maintenance of Properties......................................................................13
Section 5.16.     Insurance......................................................................................13
Section 5.17.     Proper Books of Record and Account.............................................................14
Section 5.18.     Compliance with Laws...........................................................................14
Section 5.19.     Further Assurances.............................................................................14

                                   ARTICLE VI

                        DEFAULTS BY CORPORATION; REMEDIES

Section 6.01.     Events of Default; Acceleration................................................................14
Section 6.02.     Events of Default Relating to Fees or Indemnification..........................................16
Section 6.03.     Judicial Proceedings by Trustee................................................................16
Section 6.04.     Rights of the Credit Facility Issuer; Other  Rights of the Trustee to
                  Enforce this Participation Agreement...........................................................16

                                   ARTICLE VII

                                  MISCELLANEOUS

Section 7.01.     Disposition of Amounts After Payment of Bonds..................................................17
Section 7.02.     Notices........................................................................................17
Section 7.03.     Successors and Assigns.........................................................................17
Section 7.04.     Amendment of Participation Agreement...........................................................17
Section 7.05.     Assignment by Authority........................................................................17
Section 7.06.     Participation Agreement Supersedes Any Prior Agreements........................................18


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


Section 7.07.     Counterparts...................................................................................18
Section 7.08.     Severability...................................................................................18
Section 7.09.     Law and Place of Enforcement of this Participation Agreement...................................18
Section 7.10.     The Policy.....................................................................................18
Section 7.11.     Company Request to Transfer Bond Proceeds......................................................18
Section 7.12.     Delegation of Duties by Authority..............................................................18
Section 7.13.     Survival of Representations, Warranties and Covenants..........................................18




EXHIBIT A.......................................................................................................A-1
EXHIBIT B.......................................................................................................B-1
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                                     (iii)

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     This  PARTICIPATION  AGREEMENT,  dated as of November 1, 2005,  between NEW
YORK STATE ENERGY  RESEARCH AND  DEVELOPMENT  AUTHORITY,  a body  corporate  and politic,  constituting a public benefit  corporation,  established  and existing under and by virtue of the laws of the State of New York (the  "Authority")  and
The  Brooklyn  Union Gas Company  d/b/a  KeySpan  Energy  Delivery  New York,  a
corporation duly organized and existing and qualified to do business as a public utility under the laws of the State of New York (the "Company"),

                                   WITNESSETH:

     WHEREAS,  pursuant  to special act of the  Legislature  of the State of New
York (Title 9 of Article 8 of the Public Authorities Law of New York, as from time to time amended and supplemented, herein called the "Act"), the Authority has been established, as a body corporate and politic, constituting a public benefit corporation; and

     WHEREAS, pursuant to the Act, the Authority is empowered to contract with any power company to participate in the incorporation of features in power plants and the construction of associated facilities to the extent required by the public interest in development, health, recreation, safety, conservation of natural resources and aesthetics; and

     WHEREAS, the Authority is also authorized under the Act to borrow moneys and issue its negotiable bonds to provide sufficient moneys for achieving its corporate purposes, including the refunding of outstanding bonds and notes of the Authority; and

     WHEREAS, the Authority is also authorized under the Act to enter into any contracts and to execute all instruments necessary or convenient for the exercise of its corporate powers and the fulfillment of its corporate purposes;
and

     WHEREAS, the Company is a public utility corporation doing business in the State of New York; and

     WHEREAS, the Company has requested that the Authority issue bonds for the purpose of refunding the Authority's Gas Facilities Revenue Bonds, Series C (The
Brooklyn Union Gas Company Project) (the "Prior Bonds"),  issued pursuant to the
Trust Indenture dated as of June 1, 1990 (the "Prior Original Indenture"), between the Authority and Manufacturers Hanover Trust Company, as trustee, which Prior Original Indenture was amended and supplemented by a First Supplemental
Trust Indenture, dated as of July 1, 1993 (together with the Original Indenture, the "Prior Indenture"), between the Authority and JPMorgan Chase Bank, N.A.
(formerly  known as Chemical Bank, as successor to  Manufacturers  Hanover Trust
Company), as trustee (in such capacity, a "Prior Trustee'); and

     WHEREAS, the Prior Bonds were issued to provide funds for the acquisition, construction, and installation of certain facilities for the local furnishing of gas within The City of New York (such facilities as further described in Exhibit
A hereto hereinafter referred to as the "Project"); and

     WHEREAS, by Resolution No. 1094, adopted September 19, 2005, the Authority has determined to issue its Gas Facilities Revenue Bonds (The Brooklyn Union Gas
Company  d/b/a KeySpan  Energy  Delivery New York  Project),  2005 Series B (the



"Bonds") in an aggregate principal amount not to exceed $55,000,000, for the purpose of refunding the outstanding principal amount of the Prior Bonds, to be issued under and secured by an Indenture of Trust dated as of November 1, 2005 between the Authority and Citibank, N.A., as Trustee (the "Indenture");

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, it is hereby agreed by and between the parties as follows:

                                   ARTICLE I

                   DEFINITIONS; EFFECTIVE DATE AND DURATION OF
                             PARTICIPATION AGREEMENT

     Section 1.01. Definitions. Each of the terms used in this Participation Agreement which is defined in Section 1.01 of the Indenture shall have the meaning herein which such term is given in said Section 1.01 of the Indenture.

     Section 1.02. Effective Date of Participation Agreement; Duration of Participation Agreement. This Participation Agreement shall become effective on the Effective Date, and shall continue in full force and effect until the principal of and premium, if any, and interest on the Bonds have been fully paid (or provision for their payment has been made and all such Bonds are deemed to be no longer outstanding in accordance with the provisions of the Indenture) and all sums to which the Authority, the Trustee and the Bond Insurer are entitled hereunder have been fully paid.

     Notwithstanding the Effective Date, for convenience and purposes of reference this Participation Agreement shall be dated as of November 1, 2005 and may be cited and referred to as the "Participation Agreement dated as of November 1, 2005."

                                   ARTICLE II

                                 REPRESENTATIONS

     Section 2.01. Representations by the Authority. The Authority represents as follows:

          (a) The Authority is a body corporate and politic, constituting a public benefit corporation, established and existing under the laws of the State of New York;

          (b) The Authority has full power and authority to execute and deliver the Bonds, this Participation Agreement, the Tax Regulatory Agreement, the Indenture and the Bond Purchase Trust Agreement and to consummate the transactions contemplated hereby and thereby and perform its obligations hereunder and thereunder;


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          (c) The Authority is not in default under any of the provisions of the laws of the State of New York which would affect its existence or its powers referred to in the preceding paragraph (b);

          (d) The Authority has determined that its participation in the Project and the refunding of the Prior Bonds, as contemplated by this Participation Agreement, is in the public interest; and

          (e) The Authority has duly authorized the execution and delivery of this Participation Agreement, the Tax Regulatory Agreement, the Indenture and the Bond Purchase Trust Agreement and the execution and delivery of the other documents incidental to this transaction.

     Section 2.02. Representations by the Company. 1. The Company represents as follows:


          (a) The Company is a corporation duly incorporated and in good standing under the laws of the State of New York, is duly qualified and authorized to engage in business as a public utility in the State of New York, has power to enter into, execute and deliver this Participation Agreement, the Tax Regulatory Agreement, and to issue and deliver the Company Obligation and by proper corporate action has duly authorized the execution and delivery of this Participation Agreement, the Tax Regulatory Agreement, the Insurance Agreement and the issuance and delivery of the Company Obligation;

          (b) The execution and delivery of this Participation Agreement, the Tax Regulatory Agreement and the issuance and delivery of the Company Obligation and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of or a default under the Company's Certificate of Incorporation or By-Laws or any material judgment, decree, order, statute, rule or regulation applicable to the Company or any indenture, mortgage, loan agreement or other contract or instrument to which the Company is a party or by which it is bound;

          (c) The Participation Agreement, the Tax Regulatory Agreement and the Insurance Agreement have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws relating to or affecting the enforcement of creditors' rights or contractual obligations generally or principles of equity or judicial discretion; and

          (d) All necessary authorizations or approvals required for the execution and delivery of this Participation Agreement and the Tax Regulatory Agreement and the issuance of the Company Obligation have been obtained by the Company, including but not limited to the authorization of the Public Service Commission of the State of New York.

          (e) The Company agrees to reimburse the Bond Insurer immediately and unconditionally upon demand, to the extent permitted by law, for all reasonable expenses, including attorneys' fees and expenses, incurred by


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     the Bond Insurer in connection with (i) the enforcement by the Bond Insurer of the Company's obligations, or the preservation or defense of any rights of the Bond Insurer, under this Indenture and any other document executed in connection with the issuance of the Bonds, and (ii) any consent, amendment, waiver or other action with respect to the Indenture or any related document, whether or not granted or approved, together with interest on all such expenses from and including the date incurred to the date of payment at Citibank's Prime Rate plus 3% or the maximum interest rate permitted by law, whichever is less. In addition, the Insurer reserves the right to charge a fee in connection with its review of any such consent, amendment or waiver, whether or not granted or approved .

          (f) The  Company  agrees  not to use the  Bond  Insurer's  name in any public document including, without limitation, a press release or presentation, announcement or forum without the Bond Insurer's prior consent. In the event that the Company is advised by counsel that it has a legal obligation to disclose the Bond Insurer's name in any press release, public announcement or other public document, the Company shall provide the Bond Insurer with at least three (3) business days' prior written notice of its intent to use the Bond Insurer's name together with a copy of the proposed use of the Bond Insurer's name and of any description of a transaction with the Bond Insurer and shall obtain the Bond Insurer's prior consent as to the form and substance of the proposed use of the Bond Insurer's name and any such description.

          (g) The Company shall not enter into any agreement nor shall it consent to or participate in any arrangement pursuant to which Bonds are tendered or purchased for any purpose other than the redemption and cancellation or legal defeasance of such Bonds without the prior written consent of the Bond Insurer.

          (h) The Company has corporate power to take all actions required or permitted to be taken by the Company by or under, and to perform and observe the covenants and agreements on its part contained in, the Indenture.

     2. The representations and warranties of the Company set forth in the Tax Regulatory Agreement are hereby incorporated by reference as though fully set forth herein.

                                  ARTICLE III

                         THE PROJECT; ISSUANCE OF BONDS

     Section 3.01. Construction of the Project. The Company hereby represents that it has caused the Project to be completed and acknowledges that it shall not be entitled to any reimbursement for the cost of construction of the Project from the Authority, the Trustee or the Holders of the Bonds, nor shall it be entitled to any diminution or postponement of the payments required to be paid by the Company pursuant to this Participation Agreement or the Company Obligation.

     Section 3.02. Sale of Bonds and Deposit of Proceeds; Additional Bonds; Liability under Bonds. 1. In order to provide funds for the refunding of the Prior Bonds, the Authority, on the date specified in the Bond Purchase


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Agreement,  and  concurrently  with the  issuance and delivery to the Trustee as provided in Section 4.01 hereof, will issue, sell and deliver the Bonds, all pursuant to and as provided in the Bond Purchase Agreement and subject to the conditions set forth in Section 2.06 of the Indenture, and the proceeds of such sale will be deposited by the Trustee as directed in Section 9.01 of the Indenture.

     2. The Bonds shall not be general obligations of the Authority, and shall not constitute an indebtedness of or a charge against the general credit of the Authority or give rise to any pecuniary liability of the Authority. The liability of the Authority under the Bonds shall be enforceable only to the extent provided in the Indenture, and the Bonds shall be payable solely from the Company Obligation Payments, and any other funds held by the Trustee in any accounts established under the Indenture and specifically available for such payment. The Bonds shall not be a debt of the State of New York and the State of New York shall not be liable thereon.

     Section 3.03. [Reserved].

     Section 3.04. Investment of Moneys in Funds under the Indenture. Any moneys held as a part of any Fund created under the Indenture shall, at the written direction of an Authorized Company Representative, be invested or reinvested by the Trustee as provided in Section 10.04 of the Indenture. In the absence of any such written direction, amounts held in any fund or account shall remain uninvested.

                                   ARTICLE IV

                       CORPORATION OBLIGATION AND PAYMENTS

     Section 4.01. Execution and Delivery of Company Obligation to Trustee. In order to evidence the obligation of the Company to the Authority to repay the advance of the proceeds of the Bonds, the Authority hereby directs the Company, and the Company hereby agrees, to deliver or cause to be delivered the Company Obligation to the Trustee on the Effective Date. The Company Obligation shall be in substantially the form attached hereto as Exhibit B, with only such changes, omissions and insertions thereto as shall have been approved by the Authority. The Company shall be entitled to receive a credit against its obligation to pay the principal of and premium, if any, and interest on, the Company Obligation in accordance with the Indenture. The Company Obligation shall:

          (a) be in an aggregate principal amount equal to the aggregate principal amount of the Bonds then being authenticated and delivered (the "Bonds");

          (b) provide for payments of interest equal to the payments of interest on the Bonds;

          (c) require payments of principal, or principal plus a premium, equal to the payments required to be made on the Bonds;


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


          (d) contain redemption provisions, including premium, if any, or provisions with respect to amortization of principal, together with premium, if any, identical to the redemption or amortization provisions of the Bonds;

          (e) require that all payments of principal, premium, if any, and interest on the Company Obligation be made to the Trustee in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and that each such payment be made on the due date for the corresponding payment on the Bonds;

          (f) provide that the amount of any such payment shall be reduced by the amount, if any, available under the Indenture on the due date for such payment and applied to the corresponding payment on the Bonds; and

          (g) provide for payment of amounts due under the Insurance Agreement.

     Section 4.02. Prepayment to Redeem Bonds. Whenever any Bonds are redeemable in whole or in part (other than pursuant to Section 5.06 of the Indenture), the Authority will redeem the same at the written direction of an Authorized Company Representative, and the Company will pay, as a prepayment of the amount due on the Company Obligation corresponding to such Bonds, an amount equal to the total cost of such redemption, less the amount, if any, in the Bond Fund on the date fixed for such redemption and available for such redemption payment.

     Section 4.03. Obligation for Payment Absolute; Deficiencies. The Company agrees that its obligation to make the Company Obligation Payments at the times and in the amounts provided in the Company Obligation and to make all other payments provided for in this Participation Agreement shall be absolute, irrevocable and unconditional and shall not be subject to any defense (other than payment) or any rights of setoff, recoupment, abatement, counterclaim or deduction and without any rights of suspension, deferment, diminution or reduction it might otherwise have against the Authority or Trustee or the owner of any Bond. The Company will not suspend or discontinue any such payments or terminate this Participation Agreement for any cause including, without limiting the generality of the foregoing, the unenforceability (because of judicial decision or otherwise) or the impossibility of performance of the Company Obligation obligations, or any breach by the Authority of any obligation to the Company, whether under this Participation Agreement or any indebtedness or liability at any time owing to the Company by the Authority or the destruction by fire or other casualty of any Project or any portion thereof, or the taking of title thereto or the use thereof by the exercise of the power of eminent domain or condemnation or any change in the tax or other laws of the United States, the State or any political subdivision of either thereof. Except to the extent provided in the first and second sentences in this Section 4.03, nothing contained herein shall constitute a waiver or release by the Company of any right, claim or cause of action which the Company may have against the Authority, the Trustee or others, including, but not, limited to, those rights, causes of action or claims which may arise out of the breach of their respective obligations or the inaccuracy of their respective warranties; provided, however, that the Company may pursue any such right, claim or cause of action only by a separate proceeding or action and not by counterclaim or setoff and the bringing of such separate proceeding or action shall not affect the Company's absolute,


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


irrevocable  and  unconditional  obligation  to make  payments  pursuant to this
Section 4.03. No provisions set forth herein shall constitute a waiver or release by the Authority of any right, claim or cause of action which the Authority may have against the Company, the Trustee or others, including, but not limited to, those rights, causes of action or claims which arise out of the breach of their respective obligations or the inaccuracy of their respective warranties. No provisions set forth herein shall constitute a waiver or release by the Trustee of any right, claim or cause of action which the Trustee may have against the Company or others, including, but not limited to, those rights, causes of action or claims which arise out of the breach of their respective obligations or the inaccuracy of their respective warranties. Notwithstanding anything herein to the contrary, if for any reason Company Obligation Payments, together with other moneys held by the Trustee in any account and specifically available for such purpose, would not be sufficient to make the corresponding payments of principal of and premium, if any, and interest on the Bonds when such payments are due, the Company will pay the amounts required from time to time to make up any such deficiency.

     Section 4.04. Administration Fees; Expenses, etc. In order to defray a portion of the expenses incurred by the Authority in conducting and administering its gas facility financing programs, the Company shall pay to the Authority an initial Administration Fee in the amount of $137,500 on the date of authentication and delivery of the Bonds to the initial purchasers thereof, an annual fee equal to $130 per million dollar principal amount of the Bonds on November 1, 2006, and on November 1 of each year thereafter, based upon the amount of Bonds Outstanding as of such November 1 and for purposes of the calculation of such fee, rounding up to the nearest whole million dollars. In addition to such Administration Fees, the Company will pay or reimburse the Authority upon its request for reasonable expenses, disbursements, advances, taxes, assessments or impositions, not otherwise paid under this Participation Agreement or the Indenture, incurred by or imposed upon the Authority (including printing costs and the reasonable fees, expenses and disbursements of its counsel and bond counsel) in connection with its administration and enforcement of, and compliance with, this Participation Agreement, the Company Obligation, the Policy, the Auction Agency Agreement, the Bond Purchase Trust Agreement, any Remarketing Agreement and the Indenture or any transaction, instrument or event contemplated by any such document, which amounts the Company is obligated to pay, including, but not limited to, reasonable attorneys' fees. In addition, the Company shall wire to the State of New York a bond issuance charge fee applicable to the Bonds pursuant to Section 2976 of the Public Authorities Law of the State of New York in the amount specified by such section on the date of authentication and delivery of the Bonds to the initial purchasers thereof.

     Section 4.05. Compensation of Trustee and Registrar and Paying Agent, Auction Agent and Remarketing Agent. The Company agrees to pay to the Trustee until the principal of, premium, if any, and interest on the Bonds shall have been fully paid: (i) an amount equal to the initial or acceptance fee of the Trustee and the annual fee of the Trustee for its ordinary services rendered and its ordinary expenses incurred as Trustee under the Indenture, as and when the same become due; (ii) reasonable fees and charges of the Trustee, as Registrar and Paying Agent, and any other Registrar and Paying Agent for the Bonds for acting as Registrar and Paying Agent, as provided in the Indenture, as and when the same become due; (iii) reasonable fees and disbursements of counsel to the Trustee, as and when the same become due; and (iv) the reasonable fees and


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


charges of the Trustee for the necessary extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture, as and when the same become due; provided, that the Company may, without creating a default hereunder, contest in good faith the necessity for any such extraordinary services or extraordinary expenses and the reasonableness of any such fees, charges or expenses. Such fees, charges and expenses shall be paid directly to the Trustee for its own use or for disbursement to the Registrar and Paying Agent, as the case may be. The Company agrees to pay to the Auction Agent and the Remarketing Agents an amount equal to the reasonable fees and charges of the Auction Agent and the Remarketing Agents, respectively, as and when the same become due.

     Section 4.06. Project Not Security for Bonds. It is expressly recognized by the parties that the Project will not constitute any part of the security for the Bonds. The principal security for the Bonds shall be the Company Obligation and the absolute, irrevocable and unconditional obligation of the Company to make the Company Obligation Payments.

     Section 4.07. Payment of Taxes and Assessments; No Liens or Charges. The Company will (a) pay, when the same shall become due, all taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges, imposed, levied or assessed by the Federal, state or any municipal government upon the Authority or the Trustee in respect of any payments (other than payments made pursuant to Sections 4.05 and 4.08 hereof) made or to be made pursuant to this Participation Agreement or the Company Obligation, and (b) pay or cause to be discharged, within sixty (60) days after the same shall accrue, any lien or charge upon any such payment made or to be made under this Participation Agreement, provided, that the Company shall not be required to pay any such tax or assessment so long as (i) the Company at its expense contests by appropriate legal proceedings conducted in good faith and with due diligence the amount, validity or application of any such tax, assessment or charge, (ii) such proceedings shall have the effect of suspending the collection thereof from the Authority and the Trustee, and (iii) the Company shall indemnify and hold the Authority and the Trustee harmless from any losses, costs, charges, expenses (including attorneys' fees and expenses), judgments and liabilities arising in respect of such tax, assessment or charge and the non-payment thereof.

     Section 4.08. Indemnification of Authority and Trustee. Any obligation of the Authority created by or arising out of this Participation Agreement shall be a limited obligation of the Authority, payable solely from the Company Obligation Payments and any other funds held by the Trustee under the Indenture and available for such payment, and shall not constitute an indebtedness of or a charge against the general credit of the Authority and shall not constitute or give rise to any pecuniary liability of the Authority; nevertheless, if the Authority shall incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Authority harmless by reason thereof. The Company releases the Authority and the Trustee from, agrees that the Authority and the Trustee shall not be liable for, and agrees to indemnify and hold the Authority and the Trustee harmless from, any liability for any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever arising out of the construction or operation of any Project or the financing thereof. The Company agrees to indemnify and hold the Authority, its members, officers and employees harmless from any losses, costs, charges, expenses (including attorneys' fees and disbursements), judgments and liabilities incurred by it or them, as the case may be, in connection with any action, suit or proceeding instituted or threatened in connection with the transactions contemplated by this Participation Agreement so long as it or they, as the case may be, have acted in good faith to carry out the transactions contemplated by this Participation Agreement. The Company agrees to indemnify and hold the Trustee and any director, officer, employee or agent of the Trustee harmless in connection with any loss, liability, claim or reasonable expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement), action, suit or proceeding instituted or threatened in connection with or arising under the transactions contemplated by this Participation Agreement in the manner provided in Article XII of the Indenture, except for its own willful misconduct or negligence in carrying out the transactions contemplated by this Participation Agreement.

     Section 4.09. Company to Pay Attorneys' Fees and Disbursements. If the Company shall default under any of the provisions of this Participation Agreement and the Authority or the Trustee shall employ attorneys or incur other expenses for the collection of payments due under this Participation Agreement or for the enforcement of performance or observance of any obligation or agreement on the part of the Company contained in this Participation Agreement, the Company will on demand therefor reimburse the reasonable fees of such attorneys and such other reasonable disbursements so incurred.

     Section 4.10. No Abatement of Administration Fees and Other Charges. It is understood and agreed that so long as any Bonds are outstanding under the Indenture, Administration Fees and other charges payable to the Authority pursuant to this Participation Agreement shall continue to be payable at the times and in the amounts herein specified, whether or not any Project, or any portion thereof, shall have been destroyed by fire or other casualty, or title thereto or the use thereof shall have been taken by the exercise of the power of eminent domain, and that there shall be no abatement of any such Administration Fees and other charges by reason thereof.

     Section 4.11. Prepayment of Company Obligation. The Company shall not prepay any Company Obligation or any portion thereof except as necessary in connection with the redemption prior to maturity of all or a portion of the Bonds, or upon acceleration of maturity of the Bonds or pursuant to Article XVI of the Indenture.

     Section 4.12. Payment to Registrar and Paying Agent. The Company shall pay, or cause to be paid, to the Registrar and Paying Agent for deposit in the Bond Purchase Fund and credit to the Company Account therein an amount sufficient to provide for the payment of the Purchase Price of any Bond tendered for purchase pursuant to the Indenture and the Bond Purchase Trust Agreement to the extent that sufficient moneys are not available for the payment of such Purchase Price from the other sources described therein.

     Section 4.13. Agreements of the Company Relating to Support Facilities. The Company agrees not to request that the interest rate mode applicable to the Bonds be adjusted to an Adjustable Rate or a Fixed Rate unless on the effective date of the applicable Change in the Interest Rate Mode the Policy shall be in place, or if the Policy is not in place, the Bonds shall be rated at least "A" by S&P or "A" by Moody's or an equivalent rating by any nationally recognized rating agency. If the Policy is not in place, such rating of the Bonds may, but is not required to, be achieved by obtaining a Support Facility which meets the requirements of Article VI of the Indenture.

     The Company further agrees that it will maintain a Liquidity Facility issued by a financial institution with a long-term rating of not less than "A" by at least one nationally recognized rating agency in effect with respect to the Bonds at all times and a short-term rating of at least "A-1+" by S&P and "VMIG 1" by Moody's, or an equivalent rating by any nationally recognized rating agency, except with respect to Bonds bearing an Auction Period Rate or a Fixed Rate. Notwithstanding the foregoing, unless otherwise agreed by the Bond Insurer, the Company shall maintain a Liquidity Facility issued by a financial institution with a long-term rating of not less than "A" by at least one nationally recognized rating agency in effect with respect to the Bonds at all times and a short-term rating of at least "A-1+" by S&P and "VMIG 1" by Moody's, or an equivalent rating by any nationally recognized rating agency, except with respect to Bonds bearing an Auction Period Rate or a Fixed Rate.

     Section 4.14. Company Liable to Owners of Bonds in the Case of Certain Events of Taxability. The Company confirms and agrees that if as a result of action by the Company, the owner of the Project as of the date hereof, or any successor owner of the Project, the interest on the Bonds is determined to be included for federal income tax purposes in the gross income of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of section 147(a)(1) of the Code), as evidenced by a published or private ruling of the Internal Revenue Service or a final, nonappealable judicial decision by a court of competent jurisdiction, then the Company, in addition to its obligation to redeem the Bonds pursuant to Section
5.05 of the Indenture, shall be liable to the affected owners of the Bonds for any taxes, penalties and interest assessed against such owners by the Internal Revenue Service and attributable to the Bonds.

     The Authority and the Trustee agree not to object to the intervention in or participation by the Company at its own expense in any proceedings by or before the Internal Revenue Service or any court relating to whether interest on the Bonds is includable for federal income tax purposes in the gross income of any owner of a Bond (other than a "substantial user" of the Project or a "related person" within the meaning of Section 147(a)(1) of the Code).

                                   ARTICLE V

                                SPECIAL COVENANTS

     Section 5.01. No Warranty as to Suitability of Project. The Authority makes no warranty, either express or implied, as to the actual or designed capacity of any Project, as to the suitability of any Project for the purposes specified in this Participation Agreement, as to the condition of any Project, or that any Project will be suitable for the Company's purposes or needs.

     Section 5.02. Authority's Rights to Inspect Project and Plans and Specifications. The Authority shall have the right at all reasonable times to examine and inspect any and all records of the Company relating to the Project and, to the extent reasonably available to the Company, the plans and specifications therefor.

     Section 5.03. Company Consent to Amendment of Indenture. The Authority shall not adopt any indenture supplemental to or amendatory of the Indenture which affects the rights or obligations of the Company without the prior consent of the Company as evidenced by a certificate in writing signed by an Authorized Company Representative.

     Section 5.04. Tax Covenant. Notwithstanding any other provision hereof, the Company covenants and agrees that it will not take or authorize or permit any action to be taken with respect to the Project, or the proceeds of Bonds, including any amounts treated as proceeds of Bonds for any purpose of Section 103 or any related provisions of the Code, which will result in the loss of the exclusion of interest on any series of Bonds from gross income for Federal income tax purposes under Section 103 of the Code (except for any Bond during any period while any such Bond is held by a person referred to in Section 147(a) of the Code). This provision shall control in case of conflict or ambiguity with any other provision of this Participation Agreement. In furtherance of such covenant and agreement, the Authority and the Company will enter into the Tax Regulatory Agreement and the Company hereby agrees to comply with the provisions thereof.

     Section 5.05. Company Agrees to Perform Obligations Imposed by Indenture. The Company agrees to perform such obligations as may be required of it by the provisions of the Indenture.

     Section 5.06. Certificates as to Defaults. The Company shall file with the Trustee, on or before the first day of the month in which any series of Bonds are delivered and on the anniversary of such date as long as the Bonds are outstanding, a certificate signed by an Authorized Company Representative stating that, to the best of his or her knowledge and belief, the Company has kept, observed, performed and fulfilled each and every one of its covenants and obligations contained herein and there does not exist at the date of such certificate any default hereunder or, if any such default shall so exist, specifying the same and the nature and status thereof.

     Section 5.07. Compliance with Laws. The Company shall:

          (a) do or cause to be done all things necessary on its part to preserve and keep in full force and effect its corporate existence and rights and such corporate and public utility franchises, rights, licenses and permits as are necessary for the conduct of its business; provided that the Company may terminate or abandon, or permit the termination or abandonment of, any such right, franchise, license or permit if in the opinion of the Company's Board of Directors, the termination or abandonment thereof is either necessary or in the best interests of the Company and, in any such case, will not have a material adverse effect on the Company's ability to pay amounts with respect to the Company Obligation in accordance with their terms or otherwise to comply with the terms of this Participation Agreement; and

          (b) use commercially reasonable efforts to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, non-compliance with which would have a material adverse effect on its business, financial condition or results of operations (to the extent the Company deems it can reasonably comply while maintaining its public utility operations) or would materially adversely affect the Company's ability to perform its obligations hereunder or under the Company Obligation, except laws, rules, regulations or orders being contested in good faith.

     Section 5.08. Maintenance of Office or Agency. The Company shall at all times keep, in New York, New York, or another location in the State of New York, an office or agency where notices and demands with respect to the Company Obligation and this Participation Agreement may be served, and shall, from time to time, give written notice to the Trustee of the location of such office or agency; and, in case the Company shall fail so to do, notices may be served and demands may be made at the principal office of the Trustee.

     Section 5.09. Performance of and Compliance with Other Covenants. The Company will perform and comply with each of the covenants set forth in the Indenture dated as of November 1, 2005 between the Authority and the Trustee, together with the definitions of all of the terms defined in such Indenture and used in or otherwise applicable therein, being hereby incorporated in this Participation Agreement by reference as if such provisions and definitions were set forth in full herein.

     Section 5.10. Consolidation, Merger or Sale of Assets. The Company will not consolidate with or permit itself to be merged into any other corporation or corporations, or sell, lease, transfer or otherwise dispose of all or substantially all of its properties and assets, except in the manner and upon the terms and conditions set forth in this Section 5.10.

     Nothing contained herein shall prevent (and this Participation Agreement shall be construed as permitting and authorizing) any lawful consolidation or merger of the Company with or into any other corporation or corporations lawfully authorized to acquire and operate the properties of the Company, or a series of consolidations or mergers, or successive consolidations or mergers, in which the Company or its successor or successors shall be a party, or any sale of all or substantially all the properties of the Company as an entirety to a corporation lawfully authorized to acquire and operate the same; provided that, upon any consolidation, merger or sale, the corporation formed by such consolidation, or into which such merger may be made, or making such purchase shall execute and deliver to the Trustee an instrument, in form reasonably satisfactory to the Trustee, whereby such corporation shall effectually assume the due and punctual payment of the principal of and premium, if any, and interest on the Company Obligation according to its tenor and the due and punctual performance and observance of all covenants and agreements to be performed by the Company pursuant to this Participation Agreement, the Tax Regulatory Agreement and the Company Obligation.

     Every such successor corporation shall possess, and may exercise, from time to time, each and every right and power hereunder of the Company, in its name or otherwise; and any act, proceeding, resolution or certificate by any of the terms of this Participation Agreement and the Company Obligation required or provided to be done, taken and performed or made, executed or verified by any board or officer of the Company shall and may be done, taken and performed or made, executed or verified with like force and effect by the corresponding board or officer of any such successor Company.

     If consolidation, merger or sale or other transfer is made as permitted by this Section, the provisions of this Section shall continue in full force and effect and no further consolidation, merger or sale or other transfer shall be made except in compliance with the provisions of this Section.

     Section 5.11. Financial Statements of Company. The Company agrees to furnish the Trustee with, not later than 135 days after the end of each fiscal year of the Company, commencing with the year ending December 31, 2005, a copy of its audited financial statements for each year. The Company further agrees to furnish to the Trustee, and to any owner of the Bonds if requested in writing by such owner, within 120 days after the end of each fiscal quarter, unaudited financial statements of the Company for such quarterly period.

     Section 5.12. Recording and Filing. The Company hereby covenants that it will cause all financing statements related to the Indenture and all supplements thereto and this Participation Agreement and all supplements thereto, as well as such other security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may from time to time be required by law in order to preserve and protect fully the security of Holders and the rights of the Trustee hereunder, and to take or cause to be taken any and all other action necessary to perfect the security interest created by the Indenture.

     Section 5.13. Ratings. During any Auction Rate Period, the Company shall take all reasonable action necessary to enable at least two nationally recognized, statistical rating organizations (as that term is used in the rules and regulations of the SEC under the Exchange Act) to provide ratings for the Auction Rate Bonds.

     Section 5.14. Notices. During any Auction Rate Period, the Company on behalf of the Authority shall provide the Trustee and, so long as no Event of Default has occurred and is continuing and the ownership of any Auction Rate Bonds is maintained in book-entry form by the Securities Depository, the Auction Agent, with notice of any change in (a) the Statutory Corporate Tax Rate under the Indenture, (b) the Applicable Percentage, or (c) the maximum rate permitted by law on the Bonds. There is currently no such maximum rate.

     Section 5.15. Maintenance of Properties. So long as the Company Obligation remains outstanding and unpaid, the Company will at all times make or cause to be made such expenditures for repairs, maintenance and renewals, or otherwise, as shall be necessary to maintain its properties in good repair, working order and condition as an operating system or systems to the extent necessary to meet the Company's obligations under the Public Service Law of the State of New York and the Participation Agreement.

     Section 5.16. Insurance. So long as the Company Obligation remains outstanding and unpaid, the Company will keep or cause to be kept its properties that are of an insurable nature, insured against loss or damage by fire or other risks, the risk of which in the opinion of an Authorized Company Representative (who shall be an officer or employee of the Company responsible for the management of such risks) is customarily insured against by companies similarly situated and operating like properties, to the extent that property of similar character is, in such Authorized Company Representative's opinion, customarily insured against by such companies, either (a) by reputable insurers or (b) in whole or in part in the form of reserves or of one or more insurance funds created by the Company, whether alone or with other Companys.

     Section 5.17. Proper Books of Record and Account. So long as the Company Obligation remains outstanding and unpaid, the Company will at all times keep or cause to be kept proper books of record and account, in which full, true and correct entry will be made of all dealings, business and affairs of the Company, including proper and complete entries to capital or property accounts covering property worn out, obsolete, abandoned or sold, all in accordance with the requirements of any system of accounting or keeping accounts or the rules, regulations or orders prescribed by a regulatory commission with jurisdiction over the rates of the Company giving rise to at least fifty-one percent (51%) of the Company's gross revenues, or if there are no such requirements or rules, regulations or orders, then in compliance with generally accepted accounting principles.

     Section 5.18. Compliance with Laws. So long as the Company Obligation remains outstanding and unpaid, the Company agrees to use commercially reasonable efforts to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, non-compliance with which would have a material adverse effect on its business, financial condition or results of operations (to the extent the Company deems it can reasonably comply while maintaining its public utility operations) or would materially adversely affect the Company's ability to perform its obligations hereunder, except laws, rules, regulations or orders being contested in good faith.

     Section 5.19. Further Assurances. The Company will make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, to the Trustee any and all such further acts, instruments or assurances as may be reasonably required for effectuating the intention of this Participation Agreement and the Company Obligation.

                                   ARTICLE VI

                        DEFAULTS BY CORPORATION; REMEDIES

     Section 6.01. Events of Default; Acceleration. In case one or more of the following events of default shall have occurred and be continuing;

          (a) failure by the Company to pay when due any amount required to be paid under this Participation Agreement or the Company Obligation, which failure causes a default in the payment when due of the principal of, or premium, if any, or interest on, any of the Bonds; or

          (b) failure by the Company to pay when due any amount required to be paid under Section 4.11 of this Participation Agreement, which failure causes an Event of Default to occur pursuant to paragraph (a) of Section
     13.01 of the Indenture; or

          (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Participation Agreement (other than failure to pay amounts required to be paid under Sections 4.04, 4.05 and 4.08), the Tax Regulatory

     Agreement or in the Company Obligation for a period of ninety (90) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee; or

          (d) the occurrence of an Event of Bankruptcy of the Company;

then, and in any such event, the Trustee (as assignee of the Authority) may, with the consent of the Bond Insurer (provided that the Bond Insurer is not in default under the Policy), and/or the direction of the Bond Insurer (provided that the Bond Insurer is not in default under the Policy), or, upon the written request or direction of the owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding with the consent of the Bond Insurer shall, proceed to protect and enforce all rights of the owners of Bonds and the Trustee and as permitted by the Indenture and the laws of the State of New York, by such means or appropriate judicial proceedings as shall be suitable or deemed by it most effective, including suits or special proceedings at law or in equity, or otherwise, for specific enforcement of any covenant or agreement contained in the Participation Agreement, or to require the Company to perform its duty under the Participation Agreement. Any amounts collected by the Trustee pursuant to action taken here shall be applied in accordance with the Indenture. In addition, if at any time the principal of the Bonds shall have been declared to be due and payable by acceleration pursuant to the terms of the Indenture, the Company Obligation shall thereupon become and be immediately due and payable, subject to such declaration with respect to the Bonds being annulled pursuant to Section 13.03 of the Indenture. Furthermore, in the event of a Company default under the Insurance Agreement, the Company Obligation shall thereupon become and be immediately due and payable.

     The right or obligation of the Trustee to make any such declaration as aforesaid, however, is subject to the condition that if, at any time after declaration, but before all the Bonds shall have matured by their terms, the principal of, premium, if any, and interest on, the Company Obligation which shall have become due and payable otherwise than by such declaration, and all other sums payable under this Participation Agreement, except the principal of, and interest on, the Company Obligation which shall have become due and payable by such declaration, shall have been paid or provision satisfactory to the Trustee shall have been made for such payment, and the reasonable expenses of the Trustee and of the owners of the Bonds shall have been paid, including reasonable attorneys' fees paid or incurred, and all defaults hereunder and under the Bonds or under the Indenture, except as to the payment of principal and interest due and payable solely by reason of such declaration, shall be made good or be secured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall be made therefore, then and in every such case, the Bond Insurer (unless the Bond Insurer is then in default under the Policy), or the owners of a majority in aggregate principal amount of the Bonds then outstanding, with the consent of the Bond Insurer, by written notice to the Authority and to the Trustee, may rescind such declaration and annul such default in its entirety, or, if the Trustee shall have acted in the absence of a written request of the owners of at least twenty-five percent (25%) in aggregate principal amount of the outstanding Bonds, and if there shall not have been theretofore delivered to the Trustee written direction to the contrary by the owners of a majority in aggregate principal amount of the outstanding Bonds, then any such declaration shall ipso facto be deemed to be rescinded and any such default and its consequences shall ipso facto be deemed to be annulled, but no such rescission and annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Participation Agreement or the Company Obligation and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Authority, the Bond Insurer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Authority, the Bond Insurer and the Trustee shall continue as though no such proceedings had been taken.

     Section 6.02. Events of Default Relating to Fees or Indemnification. In case the Company shall have failed to pay amounts required to be paid under Sections 4.04, 4.05 and 4.08, which event shall have continued for a period of ninety (90) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Authority or the Trustee, the Authority or the Trustee may take whatever action at law or in equity as may appear necessary or desirable to enforce performance or observance of any obligations or agreements of the Company under said Sections 4.04, 4.05 and 4.08.

     Section 6.03. Judicial Proceedings by Trustee. Upon the occurrence and continuance of an event of default under this Article, the Trustee may, and upon the written request of the owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding shall, institute any actions or proceedings at law or in equity for the collection of any amounts then due and unpaid on the Company Obligation, and may prosecute any such action or proceeding to judgment or final decree, and may collect in the manner provided by law the moneys adjudged or decreed to be payable.

     Section 6.04. Rights and Requirements of the Credit Facility Issuer; Other Rights of the Trustee to Enforce this Participation Agreement. Notwithstanding anything herein to the contrary, any judicial proceedings of the Trustee under
Section 6.04 may be instituted only with the written consent of the Credit Facility Issuer or Bond Insurer and shall be instituted by the Trustee at the written direction of the Credit Facility Issuer or Bond Insurer.

     The Company shall, as soon as practicable after the filing or availability thereof, provide to the Credit Facility Issuer or Bond Insurer the Company's quarterly and annual financial statements and the Company's annual report. The Company further agrees that it will permit the Bond Insurer (i) to discuss financial affairs or any information the Credit Facility Issuer or Bond Insurer may reasonably request regarding the security for the Bonds which are insured by such Credit Facility Issuer or Bond Insurer with representatives of the Company and (ii) to permit the Credit Facility Issuer or Bond Insurer to have access to the Project and have access to and to make copies of all books and records relating to the Bonds which are insured by such Credit Facility Issuer or Bond Insurer at any reasonable time.

     Nothing in this Participation Agreement shall limit any other rights of the Trustee to enforce this Participation Agreement.

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01. Disposition of Amounts After Payment of Bonds. Any amounts remaining in the funds created under the Indenture after payment in full of principal of, and premium, if any, and interest on all the Bonds, or provision for payment thereof having been made in accordance with the provisions of the Indenture, and payment of all the fees, charges and expenses of the Trustee and Registrar and Paying Agents in accordance with this Participation Agreement, shall belong to and be paid to the Company by the Trustee in accordance with the provisions of the Indenture.

     Section 7.02. Notices. All notices, certificates, requests or other communications between the Authority, the Company and the Trustee required to be given under this Participation Agreement or under the Indenture shall be sufficiently given and shall be deemed given when delivered by hand or first class mail, postage prepaid, addressed as follows: if to the Authority, at 17 Columbia Circle, Albany, New York 12203, Attention: President; if to the Company, at KeySpan Corporation, One MetroTech Center, Brooklyn, New York 11201-3851, Attention: Michael Taunton, Senior Vice President, Treasurer & Chief Risk Officer; if to the Trustee or the Registrar and Paying Agent, at 388 Greenwich Street, 14th Floor, New York, NY, 10013, Attention: Agency & Trust, KeySpan; and if to the Bond Insurer, at 125 Park Avenue, 5th Floor, New York, NY 10017, Attention: Manager, Global Utilities. A duplicate copy of each notice, certificate, request or other communication given hereunder to the Authority, the Company or the Trustee shall also be given to the others. The Company, the Authority and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

     Section 7.03. Successors and Assigns. This Participation Agreement shall inure to the benefit of and shall be binding upon the Authority, the Company and their respective successors and assigns.

     Section 7.04. Amendment of Participation Agreement. This Participation Agreement may not be amended except by an instrument in writing signed by the parties hereto and, if such amendment occurs after the issuance of the Bonds, upon compliance with the provisions of Article XV of the Indenture.

     Section 7.05. Assignment by Authority. The Authority shall assign its rights under and interest in this Participation Agreement (except the rights and interest of the Authority under Article III hereof and Sections 4.04, 4.08, 4.09, and 4.10 hereof) to the Trustee pursuant to the Indenture, as security for payment of the principal of and premium, if any, and interest on the Bonds but such assignment shall be subject to the provisions of this Participation Agreement. In addition, the Trustee shall have the same power as the Authority to enforce from time to time the rights of the Authority set forth in Article III hereof, subject to the provisions of this Participation Agreement relating to the amendment hereof. Except as provided in this Section 7.05, the Authority will not sell, assign, transfer, convey or otherwise dispose of its interest in this Participation Agreement during the term of this Participation Agreement.

     Section 7.06. Participation Agreement Supersedes Any Prior Agreements. This Participation Agreement supersedes any other prior agreements or understandings, written or oral, between the parties with respect to the transactions contemplated hereby except the Bond Purchase Agreement, dated October 25, 2005 by and among the Authority, the Company, Goldman, Sachs & Co., BNY Capital Markets, Inc. Sovereign Securities Corporation, LLC and The Williams Capital Group, L.P.

     Section 7.07. Counterparts. This Participation Agreement may be simultaneously executed in counterparts. Each such counterpart so executed shall be deemed to be an original, and all together shall constitute but one and the same instrument.

     Section 7.08. Severability. If any clause, provision or section of this Participation Agreement be held illegal, invalid or unenforceable by any court or administrative body, such determination shall be construed and enforced as if such illegal or invalid or unenforceable clause, provision or section had not been contained in this Participation Agreement. In case any agreement or obligation contained in this Participation Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Authority or the Company, as the case may be, to the full extent permitted by law.

     Section 7.09. Law and Place of Enforcement of this Participation Agreement. This Participation Agreement shall be construed and interpreted in accordance with the laws of the State of New York and all suits and actions arising out of this Participation Agreement shall be instituted in a court of competent jurisdiction in the State of New York.

     Section 7.10. The Policy. The Company acknowledges that it will cause the Bond Insurer to deliver the Policy insuring payment of the regularly scheduled principal of and interest on the Bonds.

     Section 7.11. Company Request to Transfer Bond Proceeds. The Company hereby requests the Authority to direct the Trustee to transfer the proceeds of the Bonds, pursuant to Section 9.01 of the Indenture, for deposit in the Prior Bond Fund created pursuant to Article IX of the Prior Indenture.

     Section 7.12. Delegation of Duties by Authority. It is agreed that under the terms of this Participation Agreement and also under the terms of the Indenture the Authority has delegated certain of its duties hereunder to the Company. The fact of such delegation shall be deemed a sufficient compliance by the Authority to satisfy the duties so delegated and the Authority shall not be liable in any way by reason of acts done or omitted by the Company or any Authorized Company Representative. The Authority shall have the right at all times to act in reliance upon the authorization, representation or certification of an Authorized Company Representative unless such reliance is in bad faith.

     Section 7.13. Survival of Representations, Warranties and Covenants. The respective agreements, representations, warranties and covenants set forth herein will remain in full force and will survive the execution and delivery of this Participation Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed as of the day and year first written above.

                                           NEW YORK STATE ENERGY RESEARCH
                                               AND DEVELOPMENT AUTHORITY


                                           By____________________________
                                                       President

(SEAL)

ATTEST:


--------------------------------
     Assistant Secretary

                                           THE BROOKLYN UNION GAS COMPANY d/b/a
                                           KEYSPAN ENERGY DELIVERY NEW YORK


                                           By___________________________________
                                             Name:
                                             Title:

(SEAL)

ATTEST:


----------------------------
         Secretary

                                                                       EXHIBIT A

                           Description of the Project


     The following facilities were originally financed with proceeds of the Authority's Adjustable Rate Gas Facilities Revenue Bonds, Series C (The Brooklyn Union Gas Company Project):

                                                                      EXHIBIT B

                              [Company Obligation]

               [See Item Number 15 of this Record of Proceedings]













                                      B-1